EXHIBIT 23.2


                               THURMAN SHAW & CO.
                     CERTIFIED PUBLIC ACCOUNTANTS Letterhead


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of LASV ENTERPRISES, INC. on Form S-8 for my report dated May, 2000 relating to the financial statements of LASV ENTERPRISES, INC. dated September 30, 1999.

                              /s/  Thurman Shaw & Co.
                           Certified Public Accountants